UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2020 (June 15, 2020)

FUSE MEDICAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-10093	59-1224913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1565 North Central Expressway Suite 220 Richardson, Texas		75080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (469) 862-3030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FZMD	OTCPink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)  On June 15, 2020, the Board of Directors (the “Board”) of Fuse Medical, Inc. (“Fuse” or the “Company”) dismissed Baker Tilly Virchow Krause, LLP (“Baker Tilly”) the Company’s independent registered public accounting firm, effective June 15, 2020.

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2019, and 2018, and in the subsequent interim periods through June 15, 2020 there were no disagreements with Baker Tilly on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Baker Tilly, would have caused Baker Tilly to make reference to the matter in their report.

There were no reportable events (as that term described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended December 31, 2019 and 2018, or in the subsequent periods through June 15, 2020, except the Baker Tilly’s report noted that substantial doubt about the Company’s ability to continue as a going-concern existed on March 31, 2020.

The reports of Baker Tilly on the Company’s consolidated financial statements for the fiscal years ended December 31, 2019 and 2018, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Baker Tilly’s report noted that substantial doubt about the Company’s ability to continue as a going concern existed on March 31, 2020.

The Company has provided a copy of the foregoing disclosures to Baker Tilly and requested that Baker Tilly furnish it with a letter addressed to the Securities and Exchange Commission stating whether Baker Tilly agrees with the above statements (“Baker Tilly Letter”). The Company has filed a copy of the Baker Tilly Letter, dated June 19, 2020 as Exhibit 16.1 to this Form 8-K.

(b)  On June 15, 2020, the Board approved the appointment of Armanino LLP (“Armanino”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The Board recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm the fiscal year ending December 31, 2020. The Board invited several public accounting firms to participate in this process, and the Board ultimately selected Armanino. During the two most recent fiscal years and in the subsequent interim periods through June 15, 2020, the Company has not consulted with Armanino with respect to the application of accounting principles to a specified transaction, either completed of proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 8.01 Other Events

On June 19, 2020. The Company issued a press release relating to the change in the Company’s Certifying Accountants, attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1*	Letter from Baker Tilly Virchow Krause, LLP dated June 19, 2020.
99.1*	Press Release, dated June 19, 2020.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Company Name

Date: June 19, 2020	By:	/s/ William E. McLaughlin, III
William E. McLaughlin, III
Senior Vice President Chief Financial Officer and Director

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